UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 3, 2015

CAFÉ SERENDIPITY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-49993	56-2284320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10120 South Eastern Ave., Suite 200
Henderson, Nevada 89052
(Address of Principal Executive Offices)

(702) 492-1236
(Issuer’s telephone number)

1503 South Coast Drive, Suite 206
Costa Mesa, California 92626
(Previous Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On January 20, 2015, the Company issued a press release announcing the strategic partnership between the Company and mCig. A copy of the press release issued by the Company is filed herewith as Exhibit 99.1 and incorporated herein by this reference.

The information in this Item 7.01, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On February 3, 2015, Café Serendipity Holdings, Inc. (f/k/a Force Fuels, Inc.), (the “Company”) executed an Agreement for the Exchange of Securities (“Securities Agreement”) with mCig, Inc. (“mCig”).

The Securities Agreement provides, among other things, that (i) the Company will issue ten million (10,000,000) restricted shares of the Company’s common stock to mCig, (ii) mCig will issue three million (3,000,000) restricted shares of mCig’s Common stock to the Company, subject to satisfaction of certain conditions, including but not limited to, confirmation of the filing of Form 10 or a Registration Statement on Form S-1 by the Company such that the Company becomes a reporting company on equal status with mCig and appointment of a designee of mCig to the Board of Directors of the Company (with best efforts used to retain this designee during the duration of the time in which mCig holds the Company’s shares of common stock or three (3) years, whichever is sooner). If the Agreement conditions are not satisfied or waived on or before December 31, 2015, the obligations of the parties will terminate.

On February 3, 2015, the Company executed a Product Distribution Agreement (“Distribution Agreement”) with mCig.

In accordance with the Distribution Agreement, the Company will buy mCig products and can buy VitaCig, Inc. (a controlled entity of mCig) products, pursuant to the terms and conditions of the Distribution Agreement, including but not limited to, receiving sixty (60) percent of the products carried in the Company branded stores and the right of first refusal to receive needed products in the Company’s branded stores. The Distribution Agreement can be terminated by either party with notice except that the Company cannot terminate the Distribution Agreement for the initial fifteen (15) months.

The foregoing description of the Securities Agreement and Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Securities Agreement, which is filed as Exhibit 4.1 hereto, and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.1	Stock Exchange Agreement between Café Serendipity Holdings, Inc. and mCig, Inc.
10.1	Produce Distribution Agreement between Café Serendipity Holdings, Inc. and mCig, Inc.
99.1	Press release Café Serendipity Holdings, Inc. announcing the strategic partnership with mCig, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2015

CAFÉ SERENDIPITY HOLDINGS, INC.

By:	/s/ Mark V. Noffke
Name: Mark V. Noffke
Title: Chief Executive Officer